Prospectus Supplement	October 19, 2020

Putnam Emerging Markets Equity Fund
Prospectus dated December 30, 2019

Effective October 19, 2020, the sub-section  Investments in the section  Fund summary – Investments, risks, and performance is deleted in its entirety and replaced with the following:

We invest mainly in common stocks (growth or value stocks or both) of emerging market companies of any size that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders.

Emerging markets include countries in the MSCI Emerging Market Index or that we consider to be emerging markets based on our evaluation of their level of economic development or the size and nature of their securities markets. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The following disclosure is added to the section What are the fund’s main investment strategies and related risks?

ESG considerations. We expect to integrate environmental, social, or governance (“ESG”) considerations, where we consider them material and relevant, into our fundamental research process and investment decision-making for the fund, although ESG considerations do not represent a primary focus of the fund. We believe that ESG considerations, like other, more traditional subjects of investment analysis such as market position, growth prospects, and business strategy, have the potential to impact financial risk and investment returns. We believe that ESG considerations are best analyzed in combination with a company’s fundamentals, including a company’s industry, geography, and strategic position. When considering ESG factors, we use company disclosures, public data sources, and independent third-party data as inputs into our analytical processes. The consideration of ESG factors as part of the fund’s investment process does not mean that the fund pursues a specific “ESG” or “sustainable” investment strategy, and we may make investment decisions for the fund other than on the basis of relevant ESG considerations.

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